UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period:	May 1, 2013 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PYSAX

Putnam Equity Spectrum Fund

Semiannual report
10|31|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Equity Spectrum
Fund

Semiannual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	22

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. The use of short selling may increase these risks. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Equity Spectrum Fund

A unique fund that targets companies fueled by leverage

Leveraged companies use debt as a tool to improve their business performance. Stocks of these companies can add a new dimension to most investment portfolios because they offer different performance characteristics than does the broad stock market. Given the complexities of corporate leverage, investing in leveraged companies requires specialized analytical skills and experience.

"With its focus on equities, the fund seeks to harness the greatest upside potential of leveraged companies."

David L. Glancy
Portfolio Manager
David Glancy's career has focused on investing in leveraged companies since 1987.

Leveraged companies can have different business characteristics

Capital-intensive: Companies that borrow money to build and maintain network infrastructure, such as telecommunications.

Rising stars: Early-stage growth companies that use borrowing to finance operations while they develop new products.

Fallen angels: Companies that had been in stronger capital positions but have become more heavily dependent on debt.

Special situations: Companies that use debt as part of a restructuring, or as part of a merger, acquisition, or privatization.

Growth of a $10,000 investment (class A shares before sales charge)

The fund has delivered solid performance as leveraged companies have benefited from the economic recovery.

$29,491
$10,000
5/18/09
10/31/13
6/09
12/09
6/10
12/10
6/11
12/11
6/12
12/12
6/13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns do not reflect a sales charge of 5.75%; had they, returns would have been lower. Returns for other classes of shares may vary. See pages 4–5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

2 Equity Spectrum Fund

Equity Spectrum Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 3, 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Equity Spectrum Fund

Interview with your fund’s portfolio manager

Putnam Equity Spectrum Fund outperformed its benchmark, the S&P 500 Index, for the six months ended October 31, 2013. What were the chief drivers of this relative outperformance?

It was a strong period for the fund as it outperformed its benchmark, with performance driven by individual stock selection. The portfolio delivered positive results throughout the period and outperformed its benchmark in all months except August and October. In this environment, Putnam Equity Spectrum Fund returned 18.95%, outperforming its benchmark, which gained 11.15%.

Although equity markets delivered strong returns during the past six months, volatility and uncertainty remained a constant. How would you characterize the investment climate?

To break down market activity for the six-month period, early on investors grew anxious after the Federal Reserve’s statements about its intentions eventually to reduce its $85–billion-a-month quantitative easing program. This led to markets retreating in June after a positive May. When Fed Chairman Ben Bernanke clarified the Fed’s position, markets rallied in July. In August, the threat of a U.S. military strike in Syria caused the market to retreat. Then, in September, with the Syrian crisis fading, came the Fed’s

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/13. See pages 3–4 and 10–11 for additional fund performance information. Index descriptions can be found on page 13.

Equity Spectrum Fund	5

decision not to taper its bond purchases, and markets again turned positive. However, stocks did take a pause late in September with the political impasse in Washington over the federal budget. After the 16-day federal government partial shutdown that began on October 1, markets bounded back when a temporary solution to the nation’s budget issues was reached.

Did you make any strategy changes in the portfolio as a result of this environment?

Although I was aware of Fed activity and ongoing political wrangling in Washington, these issues did not directly affect investment decisions in the portfolio. Of course, I am cognizant of market volatility and credit markets, but bottom-up, fundamental analysis forms the foundation of my investment process. I generally do not react to macroeconomic or political news, unless I determine that a specific threat exists to the earnings or asset power of holdings within the portfolio. Today, interest rates remain historically low and companies continue to enjoy easy access to capital. In addition, both the U.S. economy and many economies around the world appear to be slowly mending, and this bodes well for future growth.

What were the specific drivers of return within the fund?

Within the portfolio, the fund’s returns benefited from a handful of concentrated holdings within the communication services, health-care, and technology sectors. The top contribution came from the fund’s position in DISH Network, a significant player in the wireless spectrum market. As demand for mobile networking continues to grow, wireless spectrum becomes increasingly valuable to communications companies, in my view. During the period, DISH continued to add to its wireless spectrum assets, buying up bandwidth and adding to its holdings, and investors bid up the price of the stock.

Allocations are shown as a percentage of portfolio market value as of 10/31/13. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

6	Equity Spectrum Fund

Shares of Jazz Pharmaceuticals also helped. I have held Jazz shares in the portfolio for several years. Early on, the company found itself in a patent dispute over its narcolepsy drug, Xyrem. Since the dispute was resolved, Jazz’s shares have appreciated significantly. A mid-cap pharmaceutical company, Jazz is known for its lineup of quality drugs and pricing power. Investors continued to bid up the price of Jazz stock during the period.

In July, I established a position for the portfolio in Siemens, the Germany-based industrial conglomerate. Siemens issued profit warnings during the first half of 2013, and the price of its stock fell. I saw an opportunity to buy shares at a lower price, and the stock has performed well since July. The CEO was replaced by Siemens’ former chief financial officer, who has a greater focus on growing profits and on core business lines, in my view.

Which companies detracted from performance?

Select Comfort, a specialty mattress company, was a detractor, primarily because of its weak third-quarter earnings report in which the company fell short of revenue and profit estimates. Select Comfort management had been talking about strong sales and profit margins, and when the company missed its earnings target, its shares dropped in value. I do not consider this a long-term trend and continue to hold Select Comfort’s shares in the portfolio. An out-of-benchmark holding in Sodastream International, a manufacturer of soda-making systems, also held back performance. During the period, a rumor circulated that Sodastream was a buyout candidate for one of the larger beverage companies. Once

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Equity Spectrum Fund	7

the rumor dissipated, the stock price fell. Another stock not in the benchmark, GenMark Diagnostics, also detracted. The company is a provider of automated, multiplex molecular diagnostic testing systems. The company’s stock fell after it announced that one of its largest customers would be using a competitor’s technology in its new product launch. This resulted in the company decreasing revenue guidance. GenMark is not yet profitable, so lower revenue expectations pushed profitability out further than expected.

At the end of the second quarter, the fund had a substantial cash position. The cash position was lower at the close of the period. What are the reasons behind this?

A lower cash position was not reflective of a strategy shift, but instead was the result of investments made during the period. The Siemens position is an example of how cash acts as “dry powder” in the portfolio. I do not use cash to be defensive; I use it to be opportunistic. And when I find opportunities for the portfolio, as was the case with Siemens in July, cash on hand allows me to act quickly.

Another reason one might see an elevated cash allocation in the portfolio would be due to the portfolio’s exposure to short positions. While I am able to invest across the capital structure of a company, I can also sell securities short in the portfolio when long opportunities are scarce. Cash serves as a way to collateralize these short positions.

What is your opinion of the Fed’s decision at its September meeting not to begin tapering its $85-billion-a-month bond-purchasing program?

The Fed decided not to scale back stimulus because it did not believe the U.S. economy was improving quickly enough. The Fed wants to see improvement in certain macroeconomic data, notably the nation’s pace of job creation, before it acts, and it delayed

Allocations are shown as a percentage of the fund’s portfolio market value as of 10/31/13. Data include exposure achieved through securities sold short; however, they exclude derivatives, short-term investments held as collateral for loaned securities, TBA commitments, and collateral received on certain derivative instruments, if any. These percentages may differ from allocations shown later in this report. Holdings and allocations may vary over time.

8	Equity Spectrum Fund

tapering because the central bank has not seen meaningful improvement in these areas.

Of course, I am aware of Fed action, because the companies in the portfolio rely on the financial markets and Fed action has a significant impact on the security markets. But I do not make investment decisions based on the Fed’s actions. I am more interested in how the Fed’s decisions will impact the viability of the companies I own in the portfolio. I essentially want to know whether Fed policy is going to be supportive or is becoming more restrictive.

What is your outlook for equity markets and leveraged companies as we head into 2014?

I would describe today’s environment as fairly productive. While the U.S. economy faces challenges, corporate earnings and balance sheets are solid, and stock valuations, while somewhat stretched, still offer pockets of potential return, in my view. For now, the Fed continues to add stimulus and companies have good access to capital in the credit markets. Even if rates were to rise substantially, most companies have locked in debt at record low rates over the past several years. And this financing will provide stability for several years, in my view. I believe that we will experience continued volatility in the markets as the U.S. economy continues to mend. Meanwhile, Europe’s macroeconomic woes appear to have abated and the 17-nation eurozone has begun to find a footing.

Thank you, David, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David L. Glancy has an M.B.A. from Goizueta Business School at Emory University and a B.A. from Tulane University. He joined Putnam in 2009 and has been in the investment industry since 1987.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

Equity Spectrum Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	194.91%	177.95%	185.29%	183.29%	185.37%	185.37%	188.39%	178.29%	191.69%	198.25%
Annual average	27.50	25.82	26.55	26.35	26.56	26.56	26.86	25.85	27.19	27.82

3 years	91.49	80.48	87.32	84.32	87.30	87.30	88.68	82.08	90.10	92.95
Annual average	24.18	21.75	23.27	22.61	23.27	23.27	23.57	22.11	23.88	24.49

1 year	35.47	27.68	34.45	29.45	34.48	33.48	34.83	30.11	35.14	35.83

6 months	18.95	12.11	18.50	13.50	18.50	17.50	18.63	14.48	18.78	19.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 10/31/13

S&P 500 Index

Life of fund	112.14%
Annual average	18.41

3 years	58.36
Annual average	16.56

1 year	27.18

6 months	11.15

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

10	Equity Spectrum Fund

Fund price and distribution information For the six-month period ended 10/31/13

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$32.72	$34.72	$32.05	$32.00	$32.31	$33.48	$32.53	$32.91

10/31/13	38.92	41.29	37.98	37.92	38.33	39.72	38.64	39.19

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)		(5/18/09)	(5/18/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	187.49%	170.96%	178.30%	176.30%	178.38%	178.38%	181.24%	171.40%	184.45%	190.72%
Annual average	27.37	25.65	26.42	26.21	26.43	26.43	26.73	25.70	27.06	27.69

3 years	94.68	83.49	90.47	87.47	90.44	90.44	91.77	85.06	93.35	96.22
Annual average	24.87	22.43	23.96	23.31	23.95	23.95	24.24	22.77	24.58	25.19

1 year	35.47	27.68	34.47	29.47	34.49	33.49	34.78	30.06	35.15	35.84

6 months	19.23	12.38	18.79	13.79	18.82	17.82	18.93	14.77	19.13	19.41

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/13	1.46%	2.21%	2.21%	1.96%	1.71%	1.21%

Annualized expense ratio for
the six-month period ended
10/31/13*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.09% from annualizing the performance fee adjustment for the six months ended 10/31/13.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.45	$11.57	$11.57	$10.19	$8.82	$6.07

Ending value (after expenses)	$1,189.50	$1,185.00	$1,185.00	$1,186.30	$1,187.80	$1,190.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.87	$10.66	$10.66	$9.40	$8.13	$5.60

Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,015.88	$1,017.14	$1,019.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12	Equity Spectrum Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Equity Spectrum Fund	13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14	Equity Spectrum Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

Equity Spectrum Fund	15

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

16	Equity Spectrum Fund

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of

Equity Spectrum Fund	17

Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the

18	Equity Spectrum Fund

underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on May 18, 2009, the Trustees considered information about the total return of your fund and your fund’s performance relative to its internal benchmark over the one-year and three-year periods ended December 31, 2012. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year and three-year periods. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking

Equity Spectrum Fund	19

best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management and sub-advisory contract

Following the Trustees’ approval of the continuance of your fund’s management, sub-management and sub-advisory contracts, on October 8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management and sub-advisory contracts, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management and sub-advisory contracts were identical to the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

20 Equity Spectrum Fund

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Equity Spectrum Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Equity Spectrum Fund

The fund’s portfolio 10/31/13 (Unaudited)

COMMON STOCKS (87.1%)*	Shares	Value

Aerospace and defense (4.8%)
General Dynamics Corp.	346,092	$29,981,950

L-3 Communications Holdings, Inc.	507,026	50,930,762

Northrop Grumman Corp.	47,789	5,137,795

Raytheon Co.	265,200	21,844,524

		107,895,031
Airlines (5.3%)
Delta Air Lines, Inc.	760,900	20,072,542

Japan Airlines Co., Ltd. (Japan) UR	1,217,100	70,924,265

United Continental Holdings, Inc. † S	855,067	29,029,525

		120,026,332
Biotechnology (5.1%)
Biospecifics Technologies Corp. †	143,852	2,690,032

Cubist Pharmaceuticals, Inc. †	1,343,194	83,278,028

Gentium SpA ADR (Italy) †	693,318	29,271,886

		115,239,946
Capital markets (0.9%)
Charles Schwab Corp. (The)	879,600	19,922,940

		19,922,940
Chemicals (3.1%)
LyondellBasell Industries NV Class A	411,731	30,715,133

OM Group, Inc. †	233,400	7,935,600

Potash Corp. of Saskatchewan, Inc. (Canada)	70,000	2,177,000

W.R. Grace & Co. †	329,300	30,183,638

		71,011,371
Commercial services and supplies (0.9%)
ADT Corp. (The) †	448,100	19,434,097

		19,434,097
Communications equipment (6.7%)
EchoStar Corp. Class A †	2,781,026	133,378,007

Polycom, Inc. † S	1,706,700	17,749,680

		151,127,687
Computers and peripherals (3.0%)
Apple, Inc.	128,200	66,965,270

		66,965,270
Consumer finance (1.0%)
Capital One Financial Corp.	322,119	22,119,912

		22,119,912
Containers and packaging (0.3%)
MeadWestvaco Corp.	174,600	6,084,810

		6,084,810
Diversified financial services (3.7%)
Citigroup, Inc.	828,700	40,423,986

JPMorgan Chase & Co.	826,800	42,613,272

		83,037,258
Energy equipment and services (0.9%)
Petrofac, Ltd. (United Kingdom)	872,177	20,410,537

		20,410,537
Health-care equipment and supplies (4.1%)
GenMark Diagnostics, Inc. † †††	3,337,133	40,379,309

STAAR Surgical Co. † †††	3,902,624	51,670,742

		92,050,051

Equity Spectrum Fund	23

COMMON STOCKS (87.1%)* cont.	Shares	Value

Health-care providers and services (3.2%)
Humana, Inc.	125,347	$11,550,726

UnitedHealth Group, Inc.	884,600	60,382,796

		71,933,522
Hotels, restaurants, and leisure (1.1%)
AFC Enterprises †	341,200	15,210,696

Famous Dave’s of America, Inc. †	197,973	3,573,413

MTR Gaming Group, Inc. †	1,207,538	6,279,198

		25,063,307
Household durables (1.4%)
SodaStream International, Ltd. (Israel) † S	544,500	29,114,415

UCP, Inc. Class A †	213,973	3,017,019

		32,131,434
Household products (1.2%)
Harbinger Group, Inc. F	2,048,933	21,197,236

Harbinger Group, Inc. 144A F	500,000	4,900,500

		26,097,736
Industrial conglomerates (4.3%)
Siemens AG (Germany)	766,764	98,128,092

		98,128,092
Internet and catalog retail (2.5%)
Bigfoot GmbH (acquired 8/2/13, cost $7,583,343) (Private)
(Brazil) †∆∆F	345	5,813,300

Priceline.com, Inc. †	34,400	36,251,752

Zalando GmbH (acquired 9/30/13, cost $18,070,029) (Private)
(Germany)†∆∆F	403	15,415,608

		57,480,660
Internet software and services (2.2%)
Global Eagle Entertainment, Inc. † ** †††	2,683,563	27,318,671

Global Eagle Entertainment, Inc. (acquired 1/30/13, cost
$6,973,000) †∆∆F	697,300	7,098,514

Google, Inc. Class A †	15,560	16,035,825

		50,453,010
IT Services (0.5%)
Mantech International Corp. Class A	395,000	11,036,300

		11,036,300
Life sciences tools and services (0.2%)
Sequenom, Inc. † S	2,110,974	4,053,070

		4,053,070
Machinery (0.4%)
TriMas Corp. †	240,750	9,114,795

		9,114,795
Media (12.4%)
DISH Network Corp. Class A	5,821,208	280,582,226

		280,582,226
Metals and mining (0.1%)
Horsehead Holding Corp. † S	208,900	3,031,139

		3,031,139
Multiline retail (0.1%)
Macy’s, Inc.	44,400	2,047,284

		2,047,284

24 Equity Spectrum Fund

COMMON STOCKS (87.1%)* cont.	Shares	Value

Oil, gas, and consumable fuels (3.5%)
Cairn Energy PLC (United Kingdom) †	62,508	$282,625

Gulfport Energy Corp. †	661,497	38,823,259

Newfield Exploration Co. †	596,400	18,160,380

Stone Energy Corp. †	644,700	22,474,242

		79,740,506
Personal products (0.8%)
Coty, Inc. Class A	1,207,500	18,571,350

		18,571,350
Pharmaceuticals (6.3%)
Jazz Pharmaceuticals PLC †	967,091	87,753,837

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	471,900	17,502,771

ViroPharma, Inc. †	962,266	37,355,166

		142,611,774
Real estate management and development (1.2%)
Altisource Residential Corp. (Virgin Islands)	976,847	25,954,825

		25,954,825
Semiconductors and semiconductor equipment (1.3%)
Micron Technology, Inc. †	1,622,100	28,678,728

		28,678,728
Software (1.4%)
Microsoft Corp.	914,600	32,331,110

		32,331,110
Specialty retail (1.3%)
Select Comfort Corp. † S	1,565,573	28,681,297

		28,681,297
Thrifts and mortgage finance (1.5%)
Ocwen Financial Corp. †	596,400	33,535,572

		33,535,572
Trading companies and distributors (0.4%)
WESCO International, Inc. †	105,024	8,975,352

		8,975,352

Total common stocks (cost $1,541,692,338)		$1,965,558,331

WARRANTS (0.1%)*†	Expiration	Strike
	date	price	Warrants	Value

Global Eagle Entertainment, Inc.	5/13/16	$11.50	351,253	$684,943

Solvay SA 144A (Belgium)	10/25/15	0.00	14,710	2,364,131

Total warrants (cost $2,841,960)				$3,049,074

SHORT-TERM INVESTMENTS (15.4%)*	Principal amount/shares	Value

Federal Home Loan Bank discounted commercial paper with
an effective yield of 0.02%, November 27, 2013	$9,010,000	$9,009,870

U.S. Treasury Bills with an effective yield of 0.16%,
October 16, 2014 ∆	15,000,000	14,986,185

U.S. Treasury Bills with an effective yield of 0.13%,
April 17, 2014	15,000,000	14,995,125

U.S. Treasury Bills with an effective yield of 0.13%,
January 9, 2014	262,000	261,985

U.S. Treasury Bills with an effective yield of 0.09%,
December 26, 2013	15,000,000	14,997,823

U.S. Treasury Bills with an effective yield of 0.08%,
August 21, 2014 ‡	20,000,000	19,987,380

Equity Spectrum Fund	25

SHORT-TERM INVESTMENTS (15.4%)* cont.	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.15% [d]	66,063,650	$66,063,650

Putnam Money Market Liquidity Fund 0.07% L	85,320,945	85,320,945

Putnam Short Term Investment Fund 0.07% L	121,727,386	121,727,386

Total short-term investments (cost $347,335,971)		$347,350,349

TOTAL INVESTMENTS

Total investments (cost $1,891,870,269)		$2,315,957,754

Key to holding’s abbreviations

ADR    American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $2,257,006,115.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $28,327,422, or 1.3% of net assets.

** On 1/30/13, the non-restricted holdings of Global Eagle Entertainment, Inc. were as follows:

Holding	Type	Shares	Value

Global Eagle Entertainment, Inc.	Common Stock	85,000	$846,600

††† Affiliated company (Note 5).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

‡ This security, in part or in entirety, was segregated for securities sold short at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $13,109,853 to cover certain derivative contracts and securities sold short.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UR At the reporting period end, 259,400 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

26 Equity Spectrum Fund

FORWARD CURRENCY CONTRACTS at 10/31/13 (aggregate face value $57,165,167) (Unaudited)
		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Japanese Yen	Sell	11/20/13	$57,714,128	$57,165,167	$(548,961)

Total						$(548,961)

Securities sold short at 10/31/13 (Unaudited)

COMMON STOCKS (0.6%)*					Shares	Value

Food products (0.6%)
Hain Celestial Group, Inc. (The)†					149,600	$12,451,208

Total securities sold short (proceeds receivable $11,538,250)						$12,451,208

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:*

Consumer discretionary	$404,757,300	$—	$21,228,908

Consumer staples	18,571,350	26,097,736	—

Energy	79,740,506	20,410,537	—

Financials	184,570,507	—	—

Health care	425,888,363	—	—

Industrials	265,445,607	98,128,092	—

Information technology	333,493,591	7,098,514	—

Materials	80,127,320	—	—

Total common stocks	1,792,594,544	151,734,879	21,228,908

Warrants	684,943	2,364,131	—

Short-term investments	207,048,331	140,302,018	—

Totals by level	$2,000,327,818	$294,401,028	$21,228,908

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(548,961)	$—

Securities sold short	(12,451,208)	—	—

Totals by level	$(12,451,208)	$(548,961)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund	27

Statement of assets and liabilities 10/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $61,616,683 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,537,424,725)	$1,923,477,051
Affiliated issuers (identified cost $354,445,544) (Notes 1 and 5)	392,480,703

Cash	221,110

Dividends, interest and other receivables	302,700

Receivable for shares of the fund sold	22,893,832

Receivable for investments sold	15,282,629

Collateral on short sales (Note 1)	12,940,400

Total assets	2,367,598,425

LIABILITIES

Payable for investments purchased	25,931,152

Payable for shares of the fund repurchased	2,357,955

Payable for compensation of Manager (Note 2)	1,476,712

Payable for custodian fees (Note 2)	9,163

Payable for investor servicing fees (Note 2)	756,523

Payable for Trustee compensation and expenses (Note 2)	40,174

Payable for administrative services (Note 2)	7,157

Payable for distribution fees (Note 2)	447,830

Payable for loan financing (Note 1)	257,013

Unrealized depreciation on forward currency contracts (Note 1)	548,961

Securities sold short, at value (proceeds receivable $11,538,250) (Note 1)	12,451,208

Collateral on securities loaned, at value (Note 1)	66,063,650

Other accrued expenses	244,812

Total liabilities	110,592,310

Net assets	$2,257,006,115

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,799,986,532

Accumulated net investment loss (Note 1)	(5,934,564)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	40,328,827

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	422,625,320

Total — Representing net assets applicable to capital shares outstanding	$2,257,006,115

(Continued on next page)

28 Equity Spectrum Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,120,221,169 divided by 28,781,395 shares)	$38.92

Offering price per class A share (100/94.25 of $38.92)*	$41.29

Net asset value and offering price per class B share ($34,140,039 divided by 898,860 shares)**	$37.98

Net asset value and offering price per class C share ($240,542,830 divided by 6,344,176 shares)**	$37.92

Net asset value and redemption price per class M share ($2,685,690 divided by 70,069 shares)	$38.33

Offering price per class M share (100/96.50 of $38.33)*	$39.72

Net asset value, offering price and redemption price per class R share
($5,920,855 divided by 153,227 shares)	$38.64

Net asset value, offering price and redemption price per class Y share
($853,495,532 divided by 21,778,554 shares)	$39.19

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund 29

Statement of operations Six months ended 10/31/13 (Unaudited)

INVESTMENT INCOME

Dividends	$3,760,343

Interest (including interest income of $60,634 from investments in affiliated issuers) (Note 5)	97,747

Securities lending (Note 1)	280,419

Total investment income	4,138,509

EXPENSES

Compensation of Manager (Note 2)	6,541,309

Investor servicing fees (Note 2)	1,967,547

Custodian fees (Note 2)	14,311

Trustee compensation and expenses (Note 2)	48,592

Distribution fees (Note 2)	1,973,638

Administrative services (Note 2)	18,237

Interest expense for short sales (Note 1)	1,523

Other	330,356

Total expenses	10,895,513

Expense reduction (Note 2)	(36,003)

Net expenses	10,859,510

Net investment loss	(6,721,001)

Net realized gain on investments (Notes 1 and 3)	20,160,197

Net realized loss on short sales (Note 1)	(599,952)

Net realized gain on futures contracts (Note 1)	2,161,388

Net realized gain on foreign currency transactions (Note 1)	3,273,297

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(2,767,333)

Net unrealized appreciation of investments and short sales during the period	252,198,903

Net gain on investments	274,426,500

Net increase in net assets resulting from operations	$267,705,499

The accompanying notes are an integral part of these financial statements.

30 Equity Spectrum Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/13*	Year ended 4/30/13

Operations:
Net investment income (loss)	$(6,721,001)	$1,709,864

Net realized gain on investments
and foreign currency transactions	24,994,930	26,504,273

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	249,431,570	114,683,443

Net increase in net assets resulting from operations	267,705,499	142,897,580

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(488,036)

Class R	—	(2,198)

Class Y	—	(1,089,265)

Net realized short-term gain on investments

Class A	—	(8,180,431)

Class B	—	(408,739)

Class C	—	(2,079,877)

Class M	—	(33,222)

Class R	—	(51,158)

Class Y	—	(8,611,037)

From net realized long-term gain on investments
Class A	—	(1,991,418)

Class B	—	(99,502)

Class C	—	(506,318)

Class M	—	(8,087)

Class R	—	(12,454)

Class Y	—	(2,096,243)

Redemption fees (Note 1)	7,908	40,887

Increase from capital share transactions (Note 4)	885,182,564	478,271,624

Total increase in net assets	1,152,895,971	595,552,106

NET ASSETS

Beginning of period	1,104,110,144	508,558,038

End of period (including accumulated net investment loss
of $5,934,564 and undistributed net investment income
of $786,437, respectively)	$2,257,006,115	$1,104,110,144

* Unaudited

The accompanying notes are an integral part of these financial statements.

Equity Spectrum Fund	31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [c]	(in thousands)	(%) [e,f]	net assets (%)	(%)

Class A
October 31, 2013**	$32.72	(.15)	6.35	6.20	—	—	—	— [b]	$38.92	18.95*	$1,120,221	.68*	(.43)*	12*
April 30, 2013	28.65	.07 i	5.09	5.16	(.05)	(1.04)	(1.09)	— [b]	32.72	18.54	485,067	1.45	.22 [i]	54
April 30, 2012	27.37	.06 h	2.52	2.58	(.18)	(1.12)	(1.30)	— [b]	28.65	10.16	218,051	1.55	.24 [h]	96
April 30, 2011	22.69	(.30)	5.14	4.84	—	(.16)	(.16)	— [b]	27.37	21.43	116,216	1.57	(1.29)	107
April 30, 2010†	15.00	(.07) [g]	8.42	8.35	(.05)	(.61)	(.66)	— [b]	22.69	56.35*	35,607	1.45*[d]	(.36)*[d,g]	82*

Class B
October 31, 2013**	$32.05	(.28)	6.21	5.93	—	—	—	— [b]	$37.98	18.50*	$34,140	1.06*	(.79)*	12*
April 30, 2013	28.24	(.14) [i]	4.99	4.85	—	(1.04)	(1.04)	— [b]	32.05	17.68	20,890	2.20	(.49) [i]	54
April 30, 2012	27.03	(.17) [h]	2.51	2.34	(.02)	(1.12)	(1.14)	.01	28.24	9.34	8,887	2.30	(.66) [h]	96
April 30, 2011	22.57	(.48)	5.10	4.62	—	(.16)	(.16)	— [b]	27.03	20.57	4,095	2.32	(2.04)	107
April 30, 2010†	15.00	(.20) [g]	8.38	8.18	—	(.61)	(.61)	— [b]	22.57	55.19*	897	2.17*[d]	(1.05)*[d,g]	82*

Class C
October 31, 2013**	$32.00	(.28)	6.20	5.92	—	—	—	— [b]	$37.92	18.50*	$240,543	1.06*	(.80)*	12*
April 30, 2013	28.19	(.15) [i]	5.00	4.85	—	(1.04)	(1.04)	— [b]	32.00	17.71	121,090	2.20	(.51) i	54
April 30, 2012	27.02	(.15) [h]	2.49	2.34	(.05)	(1.12)	(1.17)	— [b]	28.19	9.34	44,527	2.30	(.59) h	96
April 30, 2011	22.57	(.48)	5.09	4.61	—	(.16)	(.16)	— [b]	27.02	20.53	16,615	2.32	(2.04)	107
April 30, 2010†	15.00	(.26) [g]	8.45	8.19	(.01)	(.61)	(.62)	— [b]	22.57	55.25*	3,094	2.17*[d]	(1.29)*[d,g]	82*

Class M
October 31, 2013**	$32.31	(.24)	6.26	6.02	—	—	—	— [b]	$38.33	18.63*	$2,686	.94*	(.67)*	12*
April 30, 2013	28.39	(.09) [i]	5.05	4.96	—	(1.04)	(1.04)	— [b]	32.31	17.98	1,735	1.95	(.29) i	54
April 30, 2012	27.16	(.06) [h]	2.49	2.43	(.08)	(1.12)	(1.20)	— [b]	28.39	9.61	926	2.05	(.24) h	96
April 30, 2011	22.63	(.42)	5.11	4.69	—	(.16)	(.16)	— [b]	27.16	20.83	544	2.07	(1.79)	107
April 30, 2010†	15.00	(.23) [g]	8.47	8.24	—	(.61)	(.61)	— [b]	22.63	55.59*	215	1.93*[d]	(1.14)*[d,g]	82*

Class R
October 31, 2013**	$32.53	(.20)	6.31	6.11	—	—	—	— [b]	$38.64	18.78*	$5,921	.81*	(.55)*	12*
April 30, 2013	28.54	.03 [i]	5.04	5.07	(.04)	(1.04)	(1.08)	— [b]	32.53	18.28	2,676	1.70	.10 [i]	54
April 30, 2012	27.28	(.07) [h]	2.57	2.50	(.12)	(1.12)	(1.24)	— [b]	28.54	9.87	634	1.80	(.27) [h]	96
April 30, 2011	22.66	(.36)	5.14	4.78	—	(.16)	(.16)	— [b]	27.28	21.20	259	1.82	(1.54)	107
April 30, 2010†	15.00	(.20) [g]	8.49	8.29	(.02)	(.61)	(.63)	— [b]	22.66	55.92*	85	1.69*[d]	(1.02)*[d,g]	82*

Class Y
October 31, 2013**	$32.91	(.11)	6.39	6.28	—	—	—	— [b]	$39.19	19.08*	$853,496	.56*	(.29)*	12*
April 30, 2013	28.79	.14 [i]	5.13	5.27	(.11)	(1.04)	(1.15)	— [b]	32.91	18.85	472,652	1.20	.47 [i]	54
April 30, 2012	27.48	.11 [h]	2.54	2.65	(.23)	(1.12)	(1.35)	.01	28.79	10.44	235,534	1.30	.40 [h]	96
April 30, 2011	22.72	(.25)	5.17	4.92	—	(.16)	(.16)	— [b]	27.48	21.76	125,687	1.32	(1.04)	107
April 30, 2010†	15.00	(.04) [g]	8.44	8.40	(.07)	(.61)	(.68)	— [b]	22.72	56.71*	17,373	1.21*d	(.22)*[d,g]	82*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Equity Spectrum Fund	Equity Spectrum Fund	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period May 18, 2009 (commencement of operations) to April 30, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.91% of average net assets for the period ended April 30, 2010.

e Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

f Includes dividend and/or interest expense in connection with securities sold short, which amounted to the following amounts (Note 1):

Percentage of
average net assets

October 31, 2013	<0.01%

April 30, 2013	<0.01

April 30, 2012	0.02

April 30, 2011	0.02

April 30, 2010	0.05

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.15	0.77%

Class B	0.15	0.80

Class C	0.11	0.56

Class M	0.09	0.45

Class R	0.06	0.31

Class Y	0.14	0.68

h Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.36	1.37%

Class B	0.32	1.23

Class C	0.34	1.30

Class M	0.36	1.38

Class R	0.30	1.12

Class Y	0.34	1.29

i Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.12	0.42%

Class B	0.13	0.44

Class C	0.13	0.44

Class M	0.12	0.42

Class R	0.15	0.52

Class Y	0.12	0.41

The accompanying notes are an integral part of these financial statements.

34 Equity Spectrum Fund

Notes to financial statements 10/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through October 31, 2013.

Putnam Equity Spectrum Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing a majority of the fund’s assets in equity securities of leveraged U.S. companies of any size, including both growth and value stocks, that Putnam Management believes have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed-income, convertible or preferred equity securities, and their fixed income securities are often rated below-investment-grade (sometimes referred to as “junk bonds”). The fund may also invest in companies that are not leveraged. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded

Equity Spectrum Fund	35

OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

36 Equity Spectrum Fund

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $548,961 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $695,374.

Short sales of securities The fund may engage in short sales of securities to realize appreciation when a security that the fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of operations. While the short position is open, the fund will post

Equity Spectrum Fund	37

cash or liquid assets at least equal in value to the market value of the securities sold short. The fund will also post collateral representing an additional 2%–5% of the market value of the securities sold short. This additional collateral will be in the form of a loan from the custodian. Interest related to the loan is included in interest expense for short sales in the Statement of operations. All collateral is marked-to-market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $61,616,683 and the fund received cash collateral of $66,063,650.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,893,968,369, resulting in gross unrealized appreciation and depreciation of $450,437,199 and $28,447,814, respectively, or net unrealized appreciation of $421,989,385.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources

38 Equity Spectrum Fund

are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.880%	of the first $5 billion,	0.680%	of the next $50 billion,

0.830%	of the next $5 billion,	0.660%	of the next $50 billion,

0.780%	of the next $10 billion,	0.650%	of the next $100 billion and

0.730%	of the next $10 billion,	0.645%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Commencing with the fund’s thirteenth whole calendar month of operation (June 2010), the applicable base fee was increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P 500 Index over the performance period. The maximum annualized performance adjustment rate is +/–0.40%. The performance period is the thirty-six month period then ended. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

Equity Spectrum Fund 39

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.366% of the fund’s average net assets before an increase of $696,256 (0.044% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. This expense limitation remains in place under the interim management contract described above. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$940,304	Class R	4,994

Class B	33,210	Class Y	774,357

Class C	212,001	Total	$1,967,547

Class M	2,681

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,709 under the expense offset arrangements and by $32,294 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,327, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

40 Equity Spectrum Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$955,893	Class M	8,188

Class B	135,416	Class R	10,176

Class C	863,965	Total	$1,973,638

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $338,457 and $1,778 from the sale of class A and class M shares, respectively, and received $6,341 and $1,391 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $921,309,603 and $158,692,378, respectively. These figures include the cost of purchases to cover securities sold short and proceeds from sales of securities sold short of $5,026,740 and $11,538,250, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/13		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	16,169,379	$587,506,433	10,348,917	$309,055,435

Shares issued in connection with
reinvestment of distributions	—	—	327,023	9,401,925

	16,169,379	587,506,433	10,675,940	318,457,360

Shares repurchased	(2,211,627)	(79,628,929)	(3,464,456)	(101,136,218)

Net increase	13,957,752	$507,877,504	7,211,484	$217,321,142

	Six months ended 10/31/13		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	297,040	$10,514,931	372,406	$10,755,096

Shares issued in connection with
reinvestment of distributions	—	—	13,196	372,648

	297,040	10,514,931	385,602	11,127,744

Shares repurchased	(49,891)	(1,752,806)	(48,565)	(1,401,073)

Net increase	247,149	$8,762,125	337,037	$9,726,671

Equity Spectrum Fund	41

	Six months ended 10/31/13		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	2,843,145	$101,089,890	2,525,205	$73,604,071

Shares issued in connection with
reinvestment of distributions	—	—	72,303	2,038,213

	2,843,145	101,089,890	2,597,508	75,642,284

Shares repurchased	(283,293)	(9,971,950)	(392,552)	(11,319,163)

Net increase	2,559,852	$91,117,940	2,204,956	$64,323,121

	Six months ended 10/31/13		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	18,868	$673,315	30,335	$882,416

Shares issued in connection with
reinvestment of distributions	—	—	1,450	41,160

	18,868	673,315	31,785	923,576

Shares repurchased	(2,506)	(89,061)	(10,691)	(300,662)

Net increase	16,362	$584,254	21,094	$622,914

	Six months ended 10/31/13		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	81,515	$2,941,084	74,954	$2,187,791

Shares issued in connection with
reinvestment of distributions	—	—	2,202	62,985

	81,515	2,941,084	77,156	2,250,776

Shares repurchased	(10,568)	(374,710)	(17,077)	(502,124)

Net increase	70,947	$2,566,374	60,079	$1,748,652

	Six months ended 10/31/13		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	9,716,495	$357,019,506	9,684,649	$288,308,554

Shares issued in connection with
reinvestment of distributions	—	—	334,853	9,670,545

	9,716,495	357,019,506	10,019,502	297,979,099

Shares repurchased	(2,301,322)	(82,745,139)	(3,838,618)	(113,449,975)

Net increase	7,415,173	$274,274,367	6,180,884	$184,529,124

42 Equity Spectrum Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$138,755,759	$53,434,814	$16,477	$85,320,945

Putnam Short Term
Investment Fund*	89,526,701	464,679,011	432,478,326	44,157	121,727,386

Global Eagle
Entertainment, Inc.**†	—	21,000,003	—	—	27,318,671

GenMark
Diagnostics, Inc.**	—	17,194,037	—	—	40,379,309

STAAR Surgical Co.	24,918,014	4,079,151	—	—	51,670,742

Totals	$114,444,715	$645,707,961	$485,913,140	$60,634	$326,417,053

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

** Security was only in affiliation for a portion of the reporting period.

† In connection with the purchase of shares of this issuer by the fund on October 21, 2013, Putnam Management, on behalf of the fund, other funds managed by Putnam Management and certain other affiliated entities and individuals (the “Other Putnam Investors”), entered into a Voting Rights Waiver Agreement with the issuer. Pursuant to the Agreement, the fund and the Other Putnam Investors have agreed to waive on a pro rata basis all voting rights in respect of any voting securities issued by the issuer that exceed, in the aggregate, 4.99% of the total voting rights exercisable by the issuer’s outstanding voting securities.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	600

Forward currency contracts (contract amount)	$57,900,000

Warrants (number of warrants)	360,000

Equity Spectrum Fund 43

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$548,961

Equity contracts	Investments	3,049,074	Payables	—

Total		$3,049,074		$548,961

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$3,389,856	$3,389,856

Equity contracts	2,161,388	—	$2,161,388

Total	$2,161,388	$—	$5,551,244

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$(2,832,659)	$(2,832,659)

Equity contracts	238,852	—	$238,852

Total	$238,852	$(2,832,659)	$(2,593,807)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	Barclays	Goldman Sachs
	Bank PLC	Bank USA	Total

Assets:

Forward currency contracts#	$—	$—	$—

Securities on loan**	—	61,616,683	61,616,683

Total Assets	$—	$61,616,683	$61,616,683

Liabilities:

Forward currency contracts#	548,961	—	548,961

Total Liabilities	$548,961	$—	$548,961

Total Financial and Derivative Net Assets	$(548,961)	$61,616,683	$61,067,722

Total collateral received (pledged)##†	$(548,961)	$61,616,683	$61,067,722

Net amount	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

# Covered by master netting agreement.

## Any over-collateralization of total financial and derivative net assets is not shown.

† Additional collateral may be required from certain brokers based on individual agreements.

44 Equity Spectrum Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Equity Spectrum Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR US SKI TEAM US SNOWBOARDING

Putnam INVESTMENTS

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SA106
284323 12/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013